CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of report (Date of earliest event report:)

Thursday  June 4, 2020



Access-Power & Co., Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985

PO BOX 598
Grand Haven MI, 49417
(Address of Principal Executive Officer)

Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

My Dear Shareholders of ACCR and Esteemed Commissioners of the SEC,

We are on a merger hunt.

It is with great pleasure to announce PRELIMINARY TALKs to merge our Corporate Structure with Stormy Simon. Stormy is the ex-CEO of High Times Magazine and ex-President of Overstock.com.

Stormy Simon (Democratic Party) is running for election to the Utah House of Representatives to represent District 21. She is on the ballot in the general election on November 3, 2020.

https://ballotpedia.org/Stormy_Simon

ACCR has known Stormy since May 21, 2020 via a respected and trusted relationship on Linkedin. Still, there can be no assurance that a deal can be reached. ACCR is a clean structure, just paid the $1,000.00 fee to OTC Markets to upgrade tier from Pink No
Information to the Pink Current tier of OTC Markets.com. We will owe $3,500.00 for this News Disclosure to go PINK CURRENT.

Our Cash on Hand as of 6/4/2020: $6,316.79, and we have ZERO bills through July 1, 2020.

Expected cash deposits in July 2020 into the ACCR account:  $6,000.00

We are going to complete this merger....we can feel it happening now.
Access-Power & Co., Inc. is a medical marijuana Company.  Maybe
Stormy will take charge of ACCR's Clones by Drones (TM) or Clones by Cars (TM) delivery service. Oneday, our comeback case study will be studied in future models at top business schools in our Country.

http://tsdr.uspto.gov/#caseNumber=88690325&caseType=SERIAL_NO
&searchType=statusSearch

Our journey is not over today. We were past victims of a Spiral Death Convertible Criminal Toxic Debenture, and today we are LONG TERM
DEBT FREE with 98,379,146 shares in our float. Stormy is currently in the process of a move back to Utah, and will be "contacting us" next week.

Just keep believing in me...I'll get us there.

https://www.youtube.com/watch?v=AQHqEpT9RJQ

GO ACCR!!!!!!!!!!

Patrick J Jensen
Director of ACCR
Access-Power & Co., Inc.
June 4, 2020

The following should be considered in connection with an evaluation of our business and recent market activities as described above:
There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE
A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD
BE CONSIDERED EXTREMELY SPECULATIVE. THEY
SHOULD NOT BE PURCHASED BY PERSONS
WHO CANNOT AFFORD THE POSSIBILITY OF THE
LOSS OF THE ENTIRE INVESTMENT. PROSPECTIVE
INVESTORS SHOULD READ ALL OF THE COMPANY'S
FILINGS, INCLUDING ALL EXHIBITS, AND
CAREFULLY CONSIDER, AMONG OTHER FACTORS THE
VARIOUS RISK FACTORS THAT MAY
BE PRESENT.

BEWARE OF NAKED SHORTING IN OUR SHARES

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock.
If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment. Cautionary Language Concerning Forward-Looking Statements
Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company r its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors.